UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                         -------------------------------


                        Date of Report: January 22, 2004


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-23702                 13-3588231
----------------------------       ---------------       -----------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)         Identification Number)


52-16 Barnett Avenue, Long Island City, New York                 11104
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (718) 446-1800
                                                         -----------------------


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Item 7(c).        Exhibits.
                  --------

                  99.1 Press Release of Steven Madden, Ltd., dated January 22, 2004, updating its earnings expectations for the fourth quarter and full year 2003.

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

On January 22, 2004, Steven Madden, Ltd. issued a press release to update its earnings expectations for the fourth quarter and full year 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report, including exhibits attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON KARSON
                                           -------------------------------------
                                           Name:  Jamieson Karson
                                           Title: Chief Executive Officer

Date:        January 26, 2004



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